UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2007

Senomyx, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50791	33-0843840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4767 Nexus Centre Drive San Diego, California (Address of principal executive offices)		92121 (Zip Code)

Registrant’s telephone number, including area code:  (858) 646-8300

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           On December 19, 2007, our Board of Directors amended Article VII, Sections 34 and 36(a) of our Amended and Restated Bylaws, effective immediately, to allow for the issuance of uncertificated shares of our capital stock. Under recent amendments to Nasdaq Stock Market rules, issuers are required to be eligible for a direct registration system whereby shares are uncertificated and represented by electronic record.  A copy of our Amended and Restated Bylaws, as of December 19, 2007, is attached as Exhibit 3.2 and incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit Description
3.2	Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENOMYX, INC.

	By:	/S/ KENT SNYDER
Kent Snyder President and Chief Executive Officer

Date: December 20, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Description
3.2	Amended and Restated Bylaws